Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re Washington Mutual, Inc., et al. Case No. 08-12229 (MFW)
Reporting Period: 06-01-09 to 06-30-09

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of Debtors’ bank reconciliations)	MOR-1a	Refer to attached stmt
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of bank statements	MOR-1c	Refer to attached stmt
Cash disbursements journals		n/a	Refer to MOR 1 for summary of all disbursements.
Statement of Operations	MOR-2	Yes	See attached notes
Balance Sheet	MOR-3	Yes	See attached notes
Status of Postpetition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt		n/a	Payroll services outsourced including remission of taxes
Copies of tax returns filed during reporting period		n/a	See listing of filings
Summary of Unpaid Postpetition Debts	MOR-4	n/a	Detail on face of balance sheet.
Listing of aged accounts payable	MOR-4	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	n/a	No trade receivables
Debtor Questionnaire	MOR-5	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

/s/ John Maciel	July 24, 2009
Signature of Authorized Individual*	Date

John Maciel	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Washington Mutual, Inc., et al Case No. 08-12229 (MFW)

DISCLAIMER

Washington Mutual, Inc. (“WMI”) and WMI Investment Corp. (together, the “Debtors”) caution investors and potential investors in WMI not to place undue reliance upon the information contained in this Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of WMI. The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court and the United States Trustee. The Monthly Operating Report was not audited or reviewed by independent accountants; does not purport to present the financial statements of WMI in accordance with generally accepted accounting principles; does not purport to present the market value of WMI’s assets and liabilities or the recoverability of WMI’s assets; is in a format prescribed by applicable bankruptcy laws; and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in WMI’s securities, the Monthly Operating Report is complete. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results. This disclaimer applies to all information contained herein.

On September 26, 2008 (the “Petition Date”), the Debtors each commenced voluntary cases under chapter 11 of title 11 of the United States Code with the United States Bankruptcy Court for the District of Delaware. Prior to the Petition Date, on September 25, 2008, the Director of the Office of Thrift Supervision, appointed the Federal Deposit Insurance Corporation (the “FDIC”) as receiver for Washington Mutual Bank (“WMB”) and advised that the receiver was immediately taking possession of WMB. Immediately after its appointment as receiver, the FDIC sold substantially all the assets of WMB, including the stock of Washington Mutual Bank fsb, to JPMorgan Chase Bank, National Association (“JPMorgan”) pursuant to that certain Purchase and Assumption Agreement, Whole Bank, dated as of September 25, 2008 (the “Sale”).

Prior to the Petition Date, WMI and WMB jointly maintained their respective financial records. As a result of the Sale, many of the Debtors’ books and records were seized by the FDIC and transferred to the custody of JPMorgan. Accordingly, the Debtors are not in control of certain information relating to their operations and financial affairs, including, but not limited to, certain accounting information. In addition, as of the date of the Sale, substantially all of WMB’s employees became employees of JPMorgan. Accordingly, this Monthly Operating Report was prepared, in part, based upon the information and work product and/or representations made available to the Debtors and their professionals by representatives of WMB and JPMorgan.

Results represented in this Monthly Operating Report are consistent with WMI’s accounting practices as of the Petition Date. However, records of prepetition assets and liabilities, including, among other things, liabilities owed by WMI to WMB and its affiliates are likely to be adjusted. The Debtors reserve all rights to amend the results represented in this Monthly Operating Report.

Washington Mutual, Inc., et al June 2009 Monthly Operating Report – UNAUDITED MOR 1 --Schedule of Cash Receipts and Disbursements	Case No.08-12229 (MFW)

	Washington Mutual, Inc.							WMI Investment Corp.
Account	Deposit	Deposit	Deposit	Deposit	Money Market	General		Deposit	General
Bank	WMB/JPM	WMB/JPM	WMB/JPM	WMB/JPM	Bank of America	Bank of America		WMB/JPM	Bank of America
Bank Account	xxx0667	xxx4234	xxx9626	xxx9663	xxx0658	xxx4228	WMI	xxx4704	xxx4231	WMI Inv Corp	Combined
GL Account	70 /10450	70 / 10441	70 / 10451	70 / 10452	70 / 12510	70 /10305	Total	467 / 10450	467 / 10305	Total	Total

Opening Balance - 05/31/2009	261,606,190	3,671,856,590	4,655	748,564	123,206,931	4,470,304	4,061,893,234	53,543,292	3,411,737	56,955,029	4,118,848,263

Receipts

Interest & investment returns	44,437	623,713	1	127	20,793	209,536	898,607	9,095	177,741	186,836	1,085,443
Tax refunds						-	-			-	-
Interest - BNY Mellon trust account						1,029,714	1,029,714			-	1,029,714
Reimbursements/distributions from subs						2,000,000	2,000,000			-	2,000,000
Sales of assets/securities						-	-			-	-
Return of funds from debt trustee						3,379	3,379			-	3,379
Death benefit proceeds						162,071	162,071				162,071
Other miscellaneous receipts						3,672	3,672			-	3,672
Total Receipts	44,437	623,713	1	127	20,793	3,408,371	4,097,442	9,095	177,741	186,836	4,284,279

Transfers

Sweep to/from Money Market account					-	-	-			-	-
Sweep to other Money Market Funds					-	-	-			-	-
Total Transfers	-	-	-	-	-	-	-	-	-	-	-

Disbursements

Salaries and benefits						332,195	332,195	-	-	-	332,195
Travel and other expenses						5,065	5,065	-	-	-	5,065
Occupancy and supplies						108,847	108,847	-	-	-	108,847
Professional fees						3,368,884	3,368,884	-	-	-	3,368,884
Other outside services						163,394	163,394	-	86	86	163,480
Bank fees						18,079	18,079	-	-	-	18,079
US Trustee quarterly Fees						-	-	-	-	-	-
Directors fees						65,000	65,000	-	-	-	65,000
Miscellaneous adjustments						-	-	-	-	-	-
Total Disbursements	-	-	-	-		4,061,464	4,061,464	-	86	86	4,061,550

Net Cash Flow	44,437	623,713	1	127	20,793	(653,092)	35,979	9,095	177,655	186,750	222,729

Cash - End of Month	261,650,627	3,672,480,303	4,656	748,691	123,227,724	3,817,212	4,061,929,213	53,552,387	3,589,392	57,141,779	4,119,070,992

GL Balance	261,650,627	3,672,480,303	4,656	748,691	123,227,724	3,817,212	4,061,929,213	53,552,387	3,589,392	57,141,779	4,119,070,992

Net value - Money Market Funds							547,365,570			217,285,048	764,650,618

Total Cash & Cash Equivalents							4,609,294,783			274,426,827	4,883,721,610

Washington Mutual, Inc., et al June 2009 Monthly Operating Report -- UNAUDITED MOR 1a and MOR 1c -- Cash	Case No. 08-12229 (MFW)

Bank Reconciliations

The above-captioned debtors (the "Debtors") hereby submit this attestation regarding bank account reconciliations in lieu of providing copies of bank statements and copies of all account reconciliations.

I attest that each of the Debtors' bank accounts is reconciled to monthly bank statements except that certain account ending in 4234 (the "Excluded Account"). The Debtors' standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month 30 days after month end.

With respect to the Excluded Account, the Debtor is unable to attest that such account has been reconciled to a monthly bank statement.Recently, JPMorgan Chase Bank, National Association (“JPM”) transitioned the Excluded Account from the WaMu deposit platform to the Chase deposit platform. Since that transition, JPM has refused to provide the Debtor with account statements with respect to the Excluded AccountTherefore, for the period covered by this MOR, we are unable to reconcile information related to the Excluded Account against a related bank statement. Nevertheless, we have continued to record interest income on the account consistent with prior practice and based on existing agreement with JPM.

/s/ John Maciel
John Maciel
Chief Financial Officer
Washington Mutual, Inc.

Case No. 08-12229 (MFW)
Washington Mutual, Inc.
MOR-1B: Schedule of Professional Fees Paid
Month Ended June 30, 2009

		Check		Amount Paid - Jun'09		Amount Paid CTD
Payee	Period Covered	Number	Date	Fees	Expense	Fees	Expense

Akin, Gump, Strauss, Hauer & Feld LLP	04/01/09 - 04/30/09	WIRE	06/18/09	$ 509,353.20	$ 18,649.31	$ 4,759,321.85	$ 150,313.75
Alvarez & Marsal	05/01/09 - 05/31/09	WIRE	06/25/09	2,028,457.69	95,732.94	14,096,210.94	707,577.03
CONSOR Intellectual Asset Management				-	-	57,986.80	-
Davis Wright Tremaine LLP	03/01/09 - 03/31/09	1377	06/04/09	15,003.20	150.94	547,989.20	19,504.39
FTI Consulting, Inc.	04/01/09 - 04/30/09	WIRE	06/18/09	198,757.20	1,535.90	1,952,792.00	21,002.25
Gibson, Dunn & Crutcher LLP				-	-	312,031.05	5,497.49
Grant Thornton	03/01/09 - 04/30/09	1378, 1425	06/04/09, 06/25/09	26,170.00	3,000.00	123,399.10	6,044.24
Joele Frank, Wilkinson Brimmer Katcher				-	-	77,638.75	4,623.35
John W. Wolfe, P.S.	04/01/09 - 04/30/09	1412	06/18/09	59,191.20	57.00	195,458.80	132.72
Kurtzman Carson Consultants LLC				-	-	959,226.62	-
Miller & Chevalier Chartered	02/01/09 - 04/30/09	1384, 1431	06/04/09, 06/25/09	25,289.60	-	94,606.60	-
McKee Nelson LLP	03/01/09 - 04/30/09	WIRE, 1430	06/04/09, 06/25/09	123,696.40	1,101.95	434,784.35	7,725.80
Milliman				-	-	29,697.49	-
Pepper Hamilton LLP				-	-	987,363.32	51,077.53
Perkins Coie LLP	03/01/09 - 03/31/09	WIRE	06/25/09	133,075.60	1,213.98	624,438.20	16,913.77
Richards, Layton & Finger P.A.	03/01/09 - 04/30/09	WIRE, WIRE	06/04/09, 06/25/09	36,994.40	2,640.81	185,041.40	20,766.95
Shearman & Sterling LLP	03/01/09 - 04/30/09	1403, 1434	06/11/09, 06/25/09	88,579.60	233.11	499,025.60	16,700.20
Simpson Thacher & Bartlett LLP				-	-	227,906.45	1,746.04
Towers, Perrin, Forster & Crosby, Inc.				-	-	80,901.43	-
Weil, Gotshal & Manges LLP				-	-	7,531,948.00	182,876.25

Total				$ 3,244,568.09	$ 124,315.94	$33,777,767.95	$ 1,212,501.76

Washington Mutual, Inc., et al June 2009 Monthly Operating Report – UNAUDITED MOR 2 Statement of Operations for the period 6/1/09 to 6/30/09	Case No.08-12229 (MFW)

	Washington Mutual, Inc.		WMI Investment Corp.
	June 2009	Cumulative to Date	June 2009	Cumulative to Date
Revenues:
Interest income:
Cash equivalents	735,415	8,188,290	29,238	362,535
Securities	289,403	2,269,409	-	2,971,915
Notes receivable - intercompany	46,341	794,622	-	1
Other	1,029,714	-	-	-
Total interest income	2,100,873	11,252,320	29,238	3,334,452
Earnings (losses) from subsidiaries and other equity investments
	524,815	(216,468,889)	827,382	(23,722,803)
Gains (losses) from securities / investments	40	(12,530,419)	-	(112,358,710)
Other income	291,008	1,995,158	-	(0)
Total revenues	2,916,736	(215,751,830)	856,620	(132,747,062)

Operating expenses:
Compensation and benefits	454,282	3,673,839	-	-
Occupancy and equipment	142,542	733,414	-	-
Professional fees	462,522	3,429,386	-	148
Loss / (Income) from BOLI/COLI policies	(213,271)	(4,785,832)	-	-
Management fees / Transition services	110,000	1,588,777	-	-
Insurance	416,668	13,653,502	-	-
Other	64,384	675,218	-	353,057
Total operating expenses	1,437,126	18,968,304	-	353,205

Net profit (loss) before other income and expenses	1,479,610	(234,720,134)	856,620	(133,100,267)

Other income and expenses:
Interest expense:
Notes payable - intercompany	-	-	-	-
Borrowings	-	-	-	-
Total interest expense	-	-	-	-
Other expense / (income)	-	(55,028,000)	-	-

Net profit (loss) before reorganization items	1,479,610	(179,692,134)	856,620	(133,100,267)

Reorganization items:
Professional fees	5,220,709	48,370,977	-	-
US Trustee quarterly fees	-	53,000	-	5,525
Gains (losses) from sale of assets	-	-	-	-
Other reorganization expenses	(160,832)	5,303,183	-	-
Total reorganization items	5,059,876	53,727,161	-	5,525
Net profit (loss) before income taxes	(3,580,266)	(233,419,294)	856,620	(133,105,792)

Income taxes	-	50	-	-

Net profit (loss)	(3,580,266)	(233,419,344)	856,620	(133,105,792)

Income tax rate	0.0%	0.0%	0.0%	0.0%

Washington Mutual, Inc., et al June 2009 Monthly Operating Report – UNAUDITED MOR 3 Balance Sheet as of 6/30/2009 and 9/26/2008	Case No.08-12229 (MFW)

	Washington Mutual, Inc.		WMI Investment Corp.
	6/30/09	9/26/08	6/30/09	9/26/08
Assets:
Unrestricted cash and cash equivalents	4,609,294,783	4,018,083,009	274,426,827	52,974,376
Restricted cash and cash equivalents	97,197,069	145,668,884	-	-
Investment securities	66,682,375	59,688,627	-	266,444,881
Accrued interest receivable	824,698	413,253	24,605	4,084,658
Accounts receivable	-	-	-	-
Income tax receivable	477,979,473	742,680,150	22,187,560	22,187,560
Prepaid expenses	2,327,190	11,311,510	-	-
Cash surrender value of BOLI/COLI	87,739,894	84,039,738	-	-
Funded Pension	39,173,922	638,870,071	-	-
Other investments	2,092,488	23,668,909	40,732,163	65,952,708
Investment in subsidiaries	1,469,961,914	1,895,218,467	-	-
Notes receivable - intercompany	12,184,743	58,001,133	565,844,197	565,844,197
Fixed Assets	111,404	-	-	-
Other assets	80,506,848	23,489,277	-	-
Total assets	6,946,076,802	7,701,133,028	903,215,353	977,488,380

Liabilities not subject to compromise (Postpetition):
Accounts payable	3,546,560	-	-	-
Taxes payable	-	-	-	-
Accrued wages and benefits	813,089	-	-	-
Other accrued liabilities	15,211,708	-	325	-
Rent and equipment lease payable	-	-	-	-
Deferred tax liability / (asset)	-	-	-	-
Other Liabilities - Intercompany	-	-	-	-
Other post-petition liabilities	-	-	-	-
Minority interest	1,113,722	3,104,022	-	-
Total post-petition liabilities	20,685,080	3,104,022	325	-

Liabilities subject to compromise (Pre-petition):
Senior debt	4,108,911,139	4,108,911,139	-	-
Subordinated debt	1,613,991,512	1,613,991,512	-	-
Junior subordinated debt	742,476,453	742,476,453
Accrued interest payable	75,907,764	75,907,764	-	-
Intercompany payables	684,095,259	684,095,258	-	-
Accounts payable	4,480,720	3,941,450	-	-
Taxes payable	550,080,833	550,080,833	-	-
Payroll and benefit accruals	407,236,707	407,215,221	-	-
Other accrued liabilities	86,421,167	92,259,015	-	-
Other pre-petition liabilities	198	223	-	-
Total pre-petition liabilities	8,273,601,752	8,278,878,868	-	-

Total liabilities	8,294,286,832	8,281,982,890	325	-

Shareholders' equity:
Preferred stock	3,392,341,954	3,392,341,953	-	-
Common stock	12,988,753,556	12,988,753,556	1,000,000,000	1,000,000,000
Other comprehensive income	(755,111,128)	(222,770,180)	22,187,560	(36,644,880)
Retained earnings - pre-petition	(16,741,804,781)	(16,739,175,191)	14,133,260	14,133,260
Retained earnings - post-petition	(232,389,631)	-	(133,105,792)	-
Total shareholders' equity	(1,348,210,030)	(580,849,862)	903,215,028	977,488,380

Total liabilities and shareholder's equity	6,946,076,802	7,701,133,028	903,215,353	977,488,380

In re Washington Mutual, Inc., et al Case No. 08-12229 (MFW)

NOTES TO MOR-2 and MOR-3

Note 1: Washington Mutual Preferred Funding

On September 25, 2008, the Office of Thrift Supervision concluded that an “Exchange Event” had occurred with respect to the following securities (the “Securities”):

•

Washington Mutual Preferred (Cayman) I Ltd. 7.25% Perpetual Non-cumulative Preferred Securities, Series A-1 (to be exchanged into depositary shares representing Series J Perpetual Non-Cumulative Fixed Rate Preferred Stock of Washington Mutual, Inc. (“WMI”));

•

Washington Mutual Preferred (Cayman) I Ltd. 7.25% Perpetual Non-cumulative Preferred Securities, Series A-2 (to be exchanged into depositary shares representing Series J Perpetual Non-Cumulative Fixed Rate Preferred Stock of WMI);

•

Washington Mutual Preferred Funding Trust I Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series I Perpetual Non-Cumulative Fixed-to-Floating Rate Preferred Stock of WMI);

•

Washington Mutual Preferred Funding Trust II Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series L Perpetual Non-Cumulative Fixed Rate Preferred Stock of WMI);

•

Washington Mutual Preferred Funding Trust III Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series M Perpetual Non-Cumulative Fixed Rate Preferred Stock of WMI); and

•

Washington Mutual Preferred Funding Trust IV Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series N Perpetual Non-Cumulative Fixed-to-Floating Rate Preferred Stock of WMI).

In accordance with the terms of the documents governing the Securities, the Conditional Exchange of the Securities occurred on Friday, September 26, 2008 at 8:00 A.M. (New York time). The documentation governing the Securities contemplates that at the time of the Conditional Exchange, each outstanding Security was intended to be exchanged automatically for a like amount of newly issued Fixed Rate Depositary Shares or newly issued Fixed-to-Floating Rate Depositary Shares, as applicable, each representing a 1/1000th interest in one share of the applicable series of preferred stock of WMI. If and until such depositary receipts are delivered or in the event such depositary receipts are not delivered, any certificates previously representing Securities are deemed for all purposes, effective as of 8:00 AM (New York time) on September 26, 2008, to represent Fixed Rate Depositary Shares or Fixed-to-Floating Rate Depositary Shares, as applicable.

WMI and its advisors are currently assessing a number of legal, accounting and tax issues related to the Securities and the transactions related to the Conditional Exchange. Because of these unresolved issues, WMI has not yet reflected the Conditional Exchange and/or its attendant transactions on its financial statements, including any possible interests (direct or indirect, contingent or otherwise) in the Securities and the assets, as the case may be, of Washington Mutual Preferred Funding LLC.

Assuming that the Conditional Exchange had been completed in accordance with the terms of the relevant documentation, on a pro forma basis, WMI’s financial statements would reflect (a) a credit to shareholders’ equity of approximately $3.9 billion upon issuance of the new classes of preferred stock; (b) an investment in subsidiary (i.e. WMB) of approximately $3.9 billion upon contribution of the Preferred Securities by WMI to WMB; and (c) an immediate and corresponding write-down of such investment in subsidiary.

Note 2: Restricted Cash and Cash Equivalents

WMI’s restricted cash and cash equivalents of $97 million includes $40 million of accumulated dividends related to amounts held in escrow pertaining to that certain action styled as American Savings Bank, F.A et al. v United States, Case No 92-872C pending in the United States Court of Federal Claims, $53 million in a deposit account pledged as collateral to secure prepetition intercompany transactions between WMI and WMB and $4 million held as part of a Rabbi Trust.

Note 3: Investment in Subsidiaries

WMI’s investment in subsidiaries represents the book value of WMI’s subsidiaries, including WMI Investment Corp. (“WMI Investment”). This balance does not represent the market value of these entities.

WMI subsidiaries hold unsecured notes receivable from WMB or JPMorgan, as the case may be, totaling approximately $178 million.

Note 4: Funded Pension

The funded pension balance reflects the (1) the market value of assets as of December 2, 2008 less (2) the November 2008 actuarial estimated settlement value of September 25, 2008 liabilities. The value does not reflect any recent changes in market values, interest rate assumptions and the participants since November 2008 which could materially affect the results.

Note 5: Taxes

The tax asset and liability balances are recorded consistent with WMI’s historical accounting practices as of the Petition Date and adjusted for refunds collected. Generally, tax related claims and payables are recorded on WMI’s books and records on a consolidated basis with the other members of the consolidated tax group and have not been adjusted for any potential claims against these assets. The current recorded balances do not reflect all expected refunds or payments as these amounts are currently being reviewed. The current estimate for the total expected refunds, net of potential payments, is in the range of approximately $2.6 - $3.0 billion. WMI understands that JPMorgan, the purchaser of substantially all of WMB’s assets, may seek to claim all or a portion of the expected tax refunds.

No provision or benefit from income taxes has been recorded as the NOL’s are expected to be sufficient to offset income during the reported period. Income tax expense contains alternative minimum taxes paid in certain states.

Note 6: Liabilities Subject to Compromise (Pre-Petition) – Payroll and benefit accruals

WMI’s pre-petition payroll and benefit accruals include balances reflecting WMI’s historic accounting policies related to pension accounting. Prior to the Petition Date, WMI recorded a $274 million liability in respect of such accruals and WMB recorded a $274 million asset, which amounts were netted out and eliminated on a consolidated basis. Neither balance was reported as an intercompany balance. WMI is analyzing these accounting entries and treatment within the context of its bankruptcy proceedings.

Washington Mutual, Inc. / WMI Investment Corp.	Case No.08-12229 (MFW)
June 2009 Monthly Operating Report -- UNAUDITED
MOR 4 Status of Postpetition Taxes

		Washington Mutual, Inc.					WMI Investment Corp
		Beginning Tax Liability	Amt approved for pmt	Taxes collected	Taxes remitted	Closing Balance Post Petition	Beginning Tax Liability	Amt approved for pmt	Taxes collected	Taxes remitted	Closing Balance Post Petition

Federal	NOTES

Withholding		30,036.00		59,037.00	(59,568.00)	29,505.00					-
FICA -- Employee		6,687.01		10,273.19	(11,966.12)	4,994.08					-
FICA -- Employer		6,687.01	10,273.19		(11,966.12)	4,994.08					-
Unemployment		80.37	-			80.37					-
Income	**					-					-
Other:						-					-
Total Federal		43,490.39	10,273.19	69,310.19	(83,500.24)	39,573.53	-	-	-	-	-

State and Local

Withholding	n/a
Sales/Use	***	-				-
Unemployment		1,150.17	301.84			1,452.01
Disability		769.30	237.32	157.68		1,164.30
Real Property	n/a					-
Personal Property	n/a					-
Other	****	1,367.81	3,816.78			5,184.59
						-
Total State and Local		3,287.28	4,355.94	157.68	-	7,800.90	-	-	-	-	-

Total Taxes		46,777.67	14,629.13	69,467.87	(83,500.24)	47,374.43	-	-	-	-	-

NOTES

** WMI has booked no federal income tax on its post-petition income tax provision nor has it made any federal payments. WMI has booked $50.00 of state income tax on its post-petition income tax provision for its 2008 Arizona corporate income tax extension payment that was paid in April 2009.

*** WMI does not have any Washington or City of Seattle sales/use tax liability for the month of June.

**** WMI reported and remitted $2,550.92 in Business License tax liability to the City of Seattle on July 8, 2009. This amount covers the post-bankruptcy periods of the fourth quarter of

2008 and the first quarter of 2009. In addition, during the month of June WMI accrued $192.32 for April, $186.11 for May, and $192.32 for June for its City of Seattle Business License

tax liability. These amounts will be reported and remitted on WMI's second quarter return due July 31, 2009.

WMI has accrued $695.12 for its June Washington State excise tax liability, which will be reported on the second quarter return due July 31, 2009, along with $695.12 and $672.69 that was accrued in April and May, respectively.

I attest that all tax returns have been filed in acordance with federal / state / county / city requirements for the above period.

/s/ John Maciel
John Maciel Chief Financial Officer Washington Mutual, Inc., et al

Washington Mutual, Inc. and WMI Investment Corp.
Tax Return Filings
For the Period 5/01/2009 through 5/31/2009

Property Tax Filings:

No property tax returns were filed during the period 6/01/2009 through 6/30/2009.

Sales/Use Tax Filings:

No sales/use tax returns were filed during the period 6/01/2009 through 6/30/2009.

Payroll Tax Filings:

Entity	Jurisdiction	Filing Description	Due Date	Date Filed
WMI	IRS (Federal)	Withholding summary of deposits and filings (semi-weekly)	6/03/2009	6/03/2009
WMI	IRS (Federal)	Withholding summary of deposits and filings (semi-weekly)	6/19/2009	6/19/2009

Corporate Income Tax/Franchise Tax/Gross Receipts Tax Filings:

No corporate income tax/franchise tax/gross receipts tax returns were filed during the period 6/01/2009 through 6/30/2009.

Case No. 08-12229 (MFW)
Washington Mutual, Inc.
MOR-4: Post Petition Accounts Payable Aging by Vendor
As ofJune 30, 2009

Vendor	Current *	31 - 60	61- 90	91 and Over	Total

Akin, Gump, Strauss, Hauer & Feld LLP	$383,935.90	$ -	$ -	$ -	$383,935.90
AT&T	3,063.56	-	-	-	3,063.56
Bowne of Los Angeles, Inc.	3,091.56	-	-	-	3,091.56
Brouwer, Curt	3,698.60	-	-	-	3,698.60
Chin, Jodi M.	509.92	-	-	-	509.92
City of Seattle	2,550.92	-	-	-	2,550.92
CONSOR Intellectual Asset Management	153,228.20	-	-	-	153,228.20
CP Energy Group, LLC	39,349.59	-	-	-	39,349.59
Davis Wright Tremaine LLP	46,974.71	-	-	-	46,974.71
Dell USA L.P.	3,255.28	-	-	-	3,255.28
Depository Trust Company	1,472.00	-	-	-	1,472.00
Fishman, Alan H.	1,212.51	-	-	-	1,212.51
FTI Consulting, Inc.	387,173.86	-	-	-	387,173.86
Gibson, Dunn & Crutcher LLP	152,548.84	-	-	-	152,548.84
Grant Thornton	36,329.90	-	-	-	36,329.90
Grayson, Helen	839.73	-	-	-	839.73
Intralinks	(1,300.00)	-	-	-	(1,300.00)
Joele Frank, Wilkinson Brimmer Katcher	14,500.26	-	-	-	14,500.26
John W. Wolfe, P.S.	102,632.98	-	-	-	102,632.98
McKee Nelson LLP	176,008.16	-	-	-	176,008.16
Mellon Investor Services, LLC	3,058.16	-	-	-	3,058.16
Miller & Chevalier Chartered	32,674.40	-	-	-	32,674.40
Nguyen, Nicholas P.	90.00	-	-	-	90.00
Pacific Office Automation	3,017.31	-	-	-	3,017.31
Palsha, Jane	828.38	-	-	-	828.38
Pepper Hamilton LLP	139,457.42	-	-	-	139,457.42
Perkins Coie LLP	156,109.55		-	-	156,109.55
PricewaterhouseCoopers LLP	593,484.86	-	-	-	593,484.86
Quinn Emanuel Urquhart Oliver & Hedges	871,060.81	-	-	-	871,060.81
Richards, Layton & Finger P.A.	27,617.99	-	-	-	27,617.99
Rundorff, Jennifer E.	696.26	-	-	-	696.26
Sarcom	4,940.61	-	-	-	4,940.61
Shearman & Sterling LLP	140,118.78	-	-	-	140,118.78
Simpson Thacher & Bartlett LLP	4,960.80	-	-	-	4,960.80
Struck, Peter	1,230.77	-	-	-	1,230.77
Suzuki, Dennis	505.48	-	-	-	505.48
Vertex Inc.	55,632.32	-	-	-	55,632.32

Total	$3,546,560.38	$-	$-	$-	$3,546,560.38

NOTES

* Any holdback for professionals pursuant to their respective retention orders are included in “Current.

** Unapplied credits

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.  Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X

Explanations

2.	Pursuant to an order of the Bankruptcy Court dated October 8, 2008, the Debtors were authorized to continue using existing bank accounts and to open new debtor in possession bank accounts.